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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 19, 2002

                         Commission file number 0-28706

                           FIRST ALLIANCE CORPORATION
             (Exact name of registrant as specified in its charter)

                  DELAWARE                                 33-0721183
                  --------                                 ----------
      (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                 Identification Number)

 17305 VON KARMAN AVENUE, IRVINE, CALIFORNIA                 92614
 -------------------------------------------                 -----
  (Address of principal executive offices)                 (Zip code)


       Registrant's telephone number, including area code: (949) 224-8500

  (Former name or former address, if changed since last report): Not Applicable


ITEM 5.  OTHER EVENTS

         On November 19, 2002, First Alliance Corporation (the "Company"), along with several of its subsidiaries, announced that the previously announced settlement reached between the Company and various litigants, including a certified class of borrowers, other private plaintiffs, the Federal Trade Commission and six states, and the Amended Debtor's Joint and Consolidated Plan of Reorganization became effective.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)   Financial Statements - not applicable

         (b)   Pro forma financial information - not applicable

         (c)   Exhibits

               (20.1)   Press release issued by the Company dated November 22,
                        2002

                                       1
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                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:    November 22, 2002
         -----------------
                                             FIRST ALLIANCE CORPORATION



                                             By:       /S/ JOEL BLITZMAN
                                                 -------------------------------
                                                         Joel Blitzman
                                                  Vice President and Controller

                                       2
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                                  EXHIBIT INDEX


EXHIBIT NO.                      DESCRIPTION                            PAGE NO.
-----------                      -----------                            --------

   20.1      Press release issued by the Company dated November 22, 2002   4

                                       3